================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 33-2907) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 14                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 16                             [X]

                             VANGUARD PENNSYLVANIA
                                 TAX-FREE FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 P.O. BOX 2600,
                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

            IT IS HEREBY REQUESTED THAT THIS FILING BECOME EFFECTIVE on March 28, 1997, pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED NOVEMBER 30, 1996 ON JANUARY 31, 1997.

================================================================================

                      VANGUARD PENNSYLVANIA TAX-FREE FUND

                             CROSS REFERENCE SHEET

   FORM N-1A
  ITEM NUMBER                                                         LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   The Portfolios' Objectives;
                                                               Investment Strategies; Investment
                                                               Policies; Investment Limitations;
                                                               Investment Performance General
                                                               Information
    Item 5.   Management of the Fund........................   The Fund and Vanguard; Investment
                                                               Adviser
    Item 6.   Capital Stock and Other Securities............   Buying Shares; Redeeming Shares;
                                                               Share Price; Dividends, Capital Gains
                                                               and Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

    FORM N-1A                                                        LOCATION IN STATEMENT
   ITEM NUMBER                                                     OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of the Fund
   Item 13.   Investment Objective and Policies.............   Investment Limitations; Investment
                                                               Policies
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield
   Item 23.   Financial Statements..........................   Financial Statements

                                       VANGUARD
                                       PENNSYLVANIA
                                       TAX-FREE FUND

                                       Prospectus
                                       March 28, 1997

MONEY MARKET
PORTFOLIO


INSURED LONG-TERM
PORTFOLIO

                      [GRAPHIC OF OLD SHIP IN BACKGROUND]

This prospectus
contains financial data
for the Fund through
the fiscal year ended
November 30, 1996.


                                                         [LOGO - VANGUARD GROUP]

VANGUARD PENNSYLVANIA TAX-FREE FUND       A Federal And Pennsylvania State Tax-
                                          Exempt Income Mutual Fund


      CONTENTS

      Portfolio Expenses                                                 3

      Financial Highlights                                               4

      A Word About Risk                                                  5

      The Portfolios'
      Objectives                                                         6

      Who Should Invest                                                  6

      Investment Strategies                                              7

      Investment Policies                                               10

      Investment Limitations                                            11

      Investment
      Performance                                                       12


      Share Price                                                       12

      Dividends, Capital
      Gains, and Taxes                                                  13

      The Fund and
      Vanguard                                                          14

      Investment Adviser                                                14

      General Information                                               14

      Investing with
      Vanguard                                                          15

      Services and
      Account Features                                                  15

      Types of Accounts                                                 16

      Distribution Options                                              16

      Buying Shares                                                     17

      Redeeming Shares                                                  19

      Fund and Account
      Updates                                                           21

      Prospectus Postscript                                             23

      Risk Quiz                                                         24

      Glossary                                           Inside Back Cover



INVESTMENT OBJECTIVES AND POLICIES
Vanguard Pennsylvania Tax-Free Fund (the "Fund") is a non-diversified, open-end investment company that includes two separate mutual fund portfolios: the Money Market Portfolio and the Insured Long-Term Portfolio (the "Portfolios").

      Each Portfolio, intended for Pennsylvania residents only, seeks to provide income that is exempt from both federal and Pennsylvania personal income taxes. The Money Market Portfolio emphasizes stability; the Insured Long-Term Portfolio emphasizes income over stability.


      IT IS IMPORTANT TO NOTE THAT THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IN ADDITION, NEITHER OF THE PORTFOLIOS' SHARES ARE GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR THE COMMONWEALTH OF PENNSYLVANIA. ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE INSURED LONG-TERM PORTFOLIO ARE GUARANTEED, THE VALUE OF THE BONDS THEMSELVES IS NOT GUARANTEED. AS WITH ANY INVESTMENT IN BONDS, WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES, YOU COULD LOSE MONEY BY INVESTING IN EITHER OF THE PORTFOLIOS.


FEES AND EXPENSES
The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
A Statement of Additional Information (dated March 28, 1997) containing more information about the Portfolios is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objectives, risks, and strategies of each Portfolio of Vanguard Pennsylvania Tax-Free Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide which Portfolio, if any, is the right investment for you. We suggest that you keep it for future reference.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                      4-5

PORTFOLIO PROFILE                            Vanguard Pennsylvania Tax-Free Fund


WHO SHOULD INVEST (PAGE 6)
- Pennsylvania residents seeking a municipal bond mutual fund as part of a balanced and diversified investment program.
-     Income-oriented Pennsylvania residents in a high tax bracket.

WHO SHOULD NOT INVEST
-     Investors primarily seeking growth of their investment over time.
- Investors unwilling to accept significant fluctuations in share price (Insured Long-Term Portfolio).
-     Investors in a retirement account.

RISKS OF THE PORTFOLIOS (PAGES 5-10) Both Portfolios are subject to income risk (the chance that falling interest rates will cause a Portfolio's income to decline) and objective risk (the chance that a particular segment of the municipal bond market--such as long-term or Pennsylvania-issued bonds--will trail returns from the overall municipal bond market). The Insured Long-Term Portfolio is also subject to interest rate risk (the chance that bond prices will decline because of rising interest rates).


      The Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The Money Market Portfolio may invest a significant portion of its assets in a single issuer. As a result, the Portfolio is riskier than other types of money market funds that require greater diversification among issuers. The Insured Long-Term Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 5.


DIVIDENDS AND CAPITAL GAINS (PAGE 13)
Dividends are declared daily and paid on the first business day of each month. Capital gains, if any, are paid annually in December.

INVESTMENT ADVISER (PAGE 14)
Vanguard Fixed Income Group, Valley Forge, PA, manages both Portfolios.

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for custodial accounts for minors.

ACCOUNT FEATURES (PAGE 15)
-     Telephone Redemption
-     Checkwriting
-     Vanguard Direct Deposit Service(SM)
-     Vanguard Automatic Exchange Service(SM)
-     Vanguard Fund Express(R)
-     Vanguard Dividend Express(SM)

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED NOVEMBER 30, 1996


                                               1 YEAR     5 YEARS    10 YEARS
                                               ------------------------------
      Money Market Portfolio                     3.4%       3.0%       4.1%*

      Lipper Pennsylvania
      Tax-Exempt Money
      Market Average                             3.1        2.8        3.9*

      Insured Long-Term
      Portfolio                                  5.8%       8.2%       7.8%

      Lipper Pennsylvania
      Tax-Exempt Municipal
      Bond Average                               5.1        7.4        7.3


--------------------------------------------------------------------------------
*Since inception (6/13/88).



In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses. Note, too, that both the return and (except for the Money Market Portfolio) principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                Vanguard Pennsylvania Tax-Free Fund

--------------------------------------------------------------------------------
                                            MONEY MARKET      INSURED LONG-TERM
                                             PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------
Inception Date:                               6/13/88              4/7/86

Net Assets as of 11/30/96:                 $1.65 billion        $1.37 billion

Portfolio's Expense Ratio for
the Year Ended 11/30/96:                        0.19%               0.19%

Loads, 12b-1 Marketing Fees:                    None                None

Suitable for IRAs:                               No                  No

Newspaper Abbreviation:                        VangPA*              PAIns

Vanguard Fund Number:                           063                 077
--------------------------------------------------------------------------------










*Money market funds are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one or both of the Portfolios.

      As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolios:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                                        None
Sales Load Imposed on Reinvested Dividends:                             None
Redemption Fees:                                                        None
Exchange Fees:                                                          None

      The next table illustrates the operating expenses that you would incur as a shareholder of either Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering a Portfolio, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended November 30, 1996.

ANNUAL PORTFOLIO OPERATING EXPENSES

--------------------------------------------------------------------------------
                                           MONEY MARKET         INSURED LONG-
                                             PORTFOLIO         TERM PORTFOLIO
--------------------------------------------------------------------------------
Management and
      Administrative Expenses:                     0.14%                 0.15%
Investment Advisory Expenses:                      0.01%                 0.01%
12b-1 Marketing Fees:                              None                  None
Other Expenses
      Marketing and Distribution
            Costs:                        0.03%                 0.02%
      Fund Insurance:                     None                  0.00%
      Miscellaneous Expenses
            (e.g., Taxes, Auditing):      0.01%                 0.01%
                                          ----                  ----
Total Other Expenses:                              0.04%                 0.03%
                                                   ----                  ----
TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                             0.19%                 0.19%
                                                   ====                  ====


      The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.



                                PLAIN TALK ABOUT
                              THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.



                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For example, the Insured Long-Term Portfolio's expense ratio in fiscal year 1996 was 0.19%, or $1.90 per $1,000 of average net assets. The average tax-exempt bond mutual fund (excluding money market funds) had expenses in 1996 of 1.01%, or $10.10 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal 1996 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.033 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($0.033 per share) less distributions ($0.033 per share) resulted in a share price of $1.00 at the end of the fiscal year. Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 3.36% for the year. As of November 30, 1996, the Portfolio had $1.37 billion in net assets; an expense ratio of 0.19% ($1.90 per $1,000 of net assets); and net investment income amounting to 3.30% of its average net assets.




--------------------------------------------------------------------------------
PORTFOLIO                        1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Money Market                        $2          $6         $11         $24
Insured Long-Term                   $2          $6         $11         $24
--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding for each of the last ten years ended November 30, 1996 (for the Money Market Portfolio, since June 13, 1988, its first day of operation). The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                                              MONEY MARKET PORTFOLIO
                                    ------------------------------------------------------------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                    -------------------------------------------------------------------------------------  6/13/88*-
                                       1996       1995      1994       1993      1992       1991       1990        1989    11/30/88
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD               $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                    --------   --------   --------   -------   -------   --------   --------   --------   --------
INVESTMENT OPERATIONS
  Net Investment Income                 .033       .036       .025      .024      .029       .045       .057       .062       .025
  Net Realized and Unrealized
      Gain (Loss) on Investments         --         --         --        --        --         --         --         --         --
  TOTAL FROM INVESTMENT             --------   --------   --------   -------   -------   --------   --------   --------   --------
      OPERATIONS                        .033       .036       .025      .024      .029       .045       .057       .062       .025
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
      Investment Income                (.033)     (.036)     (.025)    (.024)    (.029)     (.045)     (.057)     (.062)     (.025)
  Distributions from
      Realized Capital Gains             --         --         --        --        --         --         --         --         --
                                    --------   --------   --------   -------   -------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                    (.033)     (.036)     (.025)    (.024)    (.029)     (.045)     (.057)     (.062)     (.025)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                     $  1.00    $  1.00    $  1.00    $ 1.00    $ 1.00    $  1.00    $  1.00    $  1.00    $  1.00
==================================================================================================================================
TOTAL RETURN                           3.36%      3.69%      2.57%     2.38%     2.96%      4.59%      5.85%      6.38%      2.54%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)                 $ 1,371    $ 1,200    $ 1,105    $  935    $  782    $   818    $   730    $   448    $   173
Ratio of Expenses to
  Average Net Assets                   0.19%      0.20%      0.20%     0.20%     0.24%      0.24%      0.23%      0.23%      0.33%**
Ratio of Net Investment Income to
  Average Net Assets                   3.30%      3.62%      2.55%     2.35%     2.93%      4.48%      5.68%      6.19%      5.59%**
Portfolio Turnover Rate                 N/A        N/A        N/A       N/A       N/A        N/A        N/A        N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
*Inception date.
**Annualized.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              INSURED LONG-TERM PORTFOLIO
                                   -------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                   -------------------------------------------------------------------------------
                                      1996        1995        1994       1993       1992      1991       1990
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $  11.28    $  10.07    $  11.36    $ 10.96    $ 10.47   $ 10.19    $ 10.16
                                   -------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income               .606        .612        .625       .631       .664      .667       .679
   Net Realized and Unrealized
     Gain (Loss) on Investments        .017       1.210      (1.211)      .624       .520      .286       .030
                                   -------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT
     OPERATIONS                        .623       1.822       (.586)     1.255      1.184      .953       .709
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net
     Investment Income                (.606)      (.612)      (.625)     (.631)     (.664)    (.667)     (.679)
   Distributions from
      Realized Capital Gains          (.037)        --        (.079)     (.224)     (.030)    (.006)       --
                                   -------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                (.643)      (.612)      (.704)     (.855)     (.694)    (.673)     (.679)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                   $  11.26    $  11.28    $  10.07    $ 11.36    $ 10.96   $ 10.47    $ 10.19
==================================================================================================================
TOTAL RETURN                           5.77%      18.48%      -5.44%     11.90%     11.65%     9.65%      7.27%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
   Period (Millions)               $  1,651     $ 1,569     $ 1,299    $ 1,496    $ 1,130   $   828    $   556
Ratio of Expenses to
   Average Net Assets                  0.19%       0.20%       0.20%      0.20%      0.24%*    0.25%*     0.25%*
Ratio of Net Investment
   Income to Average
   Net Assets                          5.47%       5.63%       5.76%      5.61%      6.17%     6.46%      6.77%
Portfolio Turnover Rate                  13%         12%         16%        14%        17%        2%         9%
------------------------------------------------------------------------------------------------------------------


                                    INSURED LONG-TERM PORTFOLIO
                                   ------------------------------
                                      YEAR ENDED NOVEMBER 30,
                                   ------------------------------
                                     1989       1988       1987
-----------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $  9.70    $  9.28    $  10.30
                                   ------------------------------
INVESTMENT OPERATIONS
   Net Investment Income              .687       .670        .678
   Net Realized and Unrealized
     Gain (Loss) on Investments       .460       .420      (1.020)
                                   ------------------------------
   TOTAL FROM INVESTMENT
     OPERATIONS                      1.147      1.090       (.342)
-----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net
     Investment Income               (.687)     (.670)      (.678)
   Distributions from
      Realized Capital Gains           --         --          --
                                   ------------------------------
   TOTAL DISTRIBUTIONS               (.687)     (.670)      (.678)
-----------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                   $ 10.16    $  9.70    $   9.28
=================================================================
TOTAL RETURN                         12.16%     12.01%      -3.33%
=================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
   Period (Millions)               $   416    $   270    $    194
Ratio of Expenses to
   Average Net Assets                 0.26%*     0.33%*      0.31%*
Ratio of Net Investment
   Income to Average
   Net Assets                         6.87%      6.95%       7.06%
Portfolio Turnover Rate                  8%         3%         15%
-----------------------------------------------------------------

* For 1992 and the preceding years shown, insurance expenses represent 0.01%, 0.01%, 0.02%, 0.04%, 0.07%, and 0.08%, respectively.
--------------------------------------------------------------------------------


From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


================================================================================
A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Pennsylvania Tax-Free Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or both of the Portfolios, you should take into account your need to protect your investment as well as your desire for current income.

      Look for this "warning flag" symbol [Graphic of Flag] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of one or both of the Portfolios, will confront.
================================================================================

                                PLAIN TALK ABOUT
                            TAXABLE VERSUS TAX-EXEMPT
                                   INVESTMENTS

You may not always profit from a state tax-exempt investment; sometimes a taxable investment can serve you better. To determine which is more suitable for you, figure out the state tax-exempt portfolio's taxable equivalent yield. You do this by . . .

- First figuring out your effective state bracket. Simply subtract your federal tax bracket from 100%; then multiply that number by your state bracket. For example, if you are in a 2.8% state tax bracket and a 36% federal tax bracket, your effective state tax bracket would be 1.8% ([100% - 36%] x 2.8).

- Then add your federal tax bracket and effective state tax bracket together for your combined tax bracket. In this example, your combined tax bracket would be 37.8% (36% + 1.8%).

- Finally, divide the portfolio's tax-exempt yield by the difference of 100% minus your combined tax bracket. Continuing with this example and assuming that you are considering a state tax-exempt portfolio with a 5% yield, your taxable equivalent yield would be 8.0% (5% divided by [100% - 37.8%] ).

      In this example, you would choose the state tax-exempt portfolio if its taxable equivalent yield of 8.0% were greater than the yield of a similar, though taxable, investment.

      Remember that we have used assumed tax brackets in this example. Please verify your actual tax brackets--both federal and state and local--before calculating taxable equivalent yields of your own.

THE PORTFOLIOS' OBJECTIVES

Both Portfolios seek to provide varying amounts of income that is exempt from federal and Pennsylvania personal income taxes. The Money Market Portfolio also seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISKS DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN ONE OR BOTH OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN BONDS, COULD LOSE MONEY.

WHO SHOULD INVEST

Either of the Portfolios may be a suitable investment for you if you are a Pennsylvania resident and . . .

- You wish to add a municipal bond income fund to your existing holdings, which could include other tax-exempt--as well as stock, money market, and taxable bond--investments.
- You seek income that is exempt from federal and Pennsylvania personal income taxes.

      However, one Portfolio may more closely meet your personal investment objectives than the other. For instance, the Money Market Portfolio may be suitable for you if:

-     You do not want fluctuation in the share price of your investment.
-     You are seeking a short-term investment vehicle.
      The Insured Long-Term Portfolio may be suitable for you if:
- You are seeking a potentially greater amount of tax-exempt income and are willing to accept significant fluctuations in share price.

      Neither Portfolio is an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- Each Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that they regard as disruptive to the efficient management of the Portfolios. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into or out of a Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-     The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how the Portfolios' investment adviser seeks to provide income that is exempt from federal and Pennsylvania personal income taxes. It also explains important risks--income risk, interest rate risk, call risk, objective risk, credit risk, and manager risk--faced by the Portfolios' shareholders. Unlike the Portfolios' investment objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of trustees without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

Both Portfolios invest primarily in tax-exempt Pennsylvania state and local municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income.

[FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BONDS (LIKE THOSE IN THE MONEY MARKET PORTFOLIO) AND THE LEAST FOR LONG-TERM BONDS (LIKE THOSE IN THE INSURED LONG-TERM PORTFOLIO).

     Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE INSURED LONG-TERM PORTFOLIO IS PARTICULARLY SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS, MODERATE FOR INTERMEDIATE-TERM BONDS, AND HIGH FOR LONGER-TERM BONDS.

      In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.


      Because the Insured Long-Term Portfolio invests mainly in longer-term bonds, changes in interest rates will have a significant impact on the value of that Portfolio's assets. To illustrate how much of an impact, the following table shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000, similar to those held by the Insured Long-Term Portfolio on November 30, 1996.


                                PLAIN TALK ABOUT

                                 MUNICIPAL BONDS

Municipal bonds are securities issued by state and local governments and regional government authorities as a way of raising money for public construction projects (for example, highways, airports, housing); for operating expenses; or for loans to public institutions and facilities.

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT

                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

                                PLAIN TALK ABOUT

                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection--that is, assurance that a bond will not be called for a specific time period, such as ten years.

                                PLAIN TALK ABOUT

                                 CREDIT QUALITY


A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality). All things being equal, the lower a bond's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).





--------------------------------------------------------------
                  HOW INTEREST RATE CHANGES AFFECT INVESTMENT
--------------------------------------------------------------
                         VALUE OF A $1,000 INVESTMENT
--------------------------------------------------------------
YIELD/                1%         1%          2%          2%
AVERAGE MATURITY  INCREASE    DECREASE    INCREASE    DECREASE
--------------------------------------------------------------
4.90%/10.1 years     $920      $1,078       $851       $1,169
--------------------------------------------------------------


      These figures are for illustration only and should not be regarded as an indication of future returns from the municipal bond market as a whole, or any portfolio in particular.

      Falling interest rates can cause other problems for bond portfolio shareholders.

[FLAG] THE INSURED LONG-TERM PORTFOLIO, BUT NOT THE MONEY MARKET PORTFOLIO, IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A BOND ISSUER WILL "CALL"--OR REPAY--ITS HIGH-YIELDING BOND BEFORE ITS MATURITY DATE. FORCED TO INVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE PORTFOLIO WOULD EXPERIENCE A DECLINE IN INCOME--AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

      Longer-term bonds, like those held by the Insured Long-Term Portfolio generally have "call protection"--that is, assurance that a bond will not be called for a specific period, such as ten years.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects bonds issued by Pennsylvania state and local governments. The municipal bonds held by the two Portfolios, though, differ significantly in terms of maturity and quality.

[FLAG] THE PORTFOLIOS ARE SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A PARTICULAR BOND MARKET SEGMENT (FOR EXAMPLE, LONG-TERM BONDS OR BONDS ISSUED BY THE COMMONWEALTH OF PENNSYLVANIA) WILL TRAIL RETURNS FROM THE OVERALL BOND MARKET.

      The MONEY MARKET PORTFOLIO invests at least 80% of its assets in a variety of high-quality, short-term Pennsylvania municipal securities. The Portfolio seeks to provide a stable net asset value of $1.00 per share by investing in securities with an effective maturity of 13 months or less and by maintaining an average weighted maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share.

      Under unusual circumstances, such as a national financial emergency, up to 20% of the Money Market Portfolio's assets may be invested in securities other than Pennsylvania municipal obligations.

      The INSURED LONG-TERM PORTFOLIO buys longer-term municipal bonds issued by the commonwealth of Pennsylvania, its local governments, and public financing authorities (and, possibly, by certain U.S. territories). The Portfolio may also buy industrial revenue bonds and bonds issued by hospitals and universities.

      Normally, a fund that concentrates its assets in one state would be exposed to considerable credit risk. (Details of the risks of investing in one state can be found in the Statement of Additional Information.) To provide a level of credit protection, at least 80% of the Insured Long-Term Portfolio's assets are invested in municipal bonds whose principal and interest payments are guaranteed by top-rated insurance companies at the time of purchase. This insurance coverage may take one of several forms:

- A new issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

- A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the Insured Long-Term Portfolio (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Portfolio's current yield.

- A secondary market insurance policy, which is purchased by an investor (such as the Insured Long-Term Portfolio) after a bond has been issued and insures the bond until its maturity date.

      Typically, an insured municipal bond in the Portfolio will be covered by only one of the three policies. For instance, if a bond is covered by a new issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Portfolio's mutual fund insurance policy.

      The remaining 20% of the Insured Long-Term Portfolio's assets may be invested in municipal securities with a minimum quality rating of Aa by Moody's and AA by Standard & Poor's. Although the Portfolio has no limitations as to maturity, its dollar-weighted maturity is expected to be between 15 and 25 years.

      In addition, up to 20% of either Portfolio may be invested in bonds that are subject to the Alternative Minimum Tax (AMT).

      As tax-advantaged investments, the Portfolios are particularly vulnerable to federal and Pennsylvania state tax law changes (for instance, if the Internal Revenue Service ruled that the income from certain types of state-issued bonds could no longer be considered tax-exempt).

[FLAG] THE PORTFOLIOS ARE SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

      The Money Market Portfolio invests primarily in high-quality, short-term Pennsylvania municipal securities, and the Insured

                                PLAIN TALK ABOUT

                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the Alternative Minimum Tax (AMT)--a special tax system that ensures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) is 48%.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

Long-Term Portfolio invests primarily in bonds insured by top-rated insurance companies against the possible default of an issuer. Therefore, credit risk should be low for the Money Market Portfolio and very low for the Insured Long-Term Portfolio. The average qualities of the Money Market Portfolio and the Insured Long-Term Portfolio, as rated by Moody's on November 30, 1996, were MIG-1 and Aaa, respectively.

      The Portfolios try to minimize credit risk by purchasing a wide selection of Pennsylvania municipal securities. As a result, there is less chance that a Portfolio will be hurt significantly by a particular bond issuer's failure to repay either principal or interest.

[FLAG] THE PORTFOLIOS ARE SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT VANGUARD FIXED INCOME GROUP WILL DO A POOR JOB OF SELECTING SECURITIES.

      To help you distinguish between the two Portfolios and their various risks, a summary table is presented below.

--------------------------------------------------------------------------------
                            RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
                   INCOME        INTEREST
PORTFOLIO           RISK         RATE RISK      CALL RISK     CREDIT RISK
--------------------------------------------------------------------------------
Money Market        High           Low          Negligible    Low
Insured Long-Term   Low            High         High          Very Low
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

Although the Insured Long-Term Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Insured Long-Term Portfolio's average turnover rate for the past ten years has been about 11%. (A portfolio turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.) The Money Market Portfolio will have a much higher turnover rate due to the short-term nature of money market instruments. This high turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.


INVESTMENT POLICIES

Besides investing in high-quality municipal bonds, each Portfolio may follow a number of other investment policies to achieve its objectives.


[FLAG] EACH OF THE FUND'S PORTFOLIOS MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES.

      The Money Market Portfolio may invest in partnership and grantor trust derivatives. Ownership of derivative securities allows the purchaser to receive principal and interest payments on underlying municipal bonds or municipal notes. There are many types of derivatives, including derivatives in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula.



        The Money Market Portfolio intends to use derivatives to increase the diversification of, as well as maintain the quality of, securities held by the Portfolio. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Portfolio's shareholders to lose money or receive taxable income. However, the Portfolio will invest in derivatives only when these securities are judged consistent with the Portfolio's objective of maintaining a stable $1.00 share price and producing tax-exempt income.



        The Insured Long-Term Portfolio may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Portfolio's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.


      The reasons for which the Insured Long-Term Portfolio may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
-     To make it easier to trade.
- To reduce costs by buying futures instead of actual bonds when futures are cheaper.

       The Insured Long-Term Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.



      The Statement of Additional Information offers a detailed explanation of the other types of derivatives in which the Fund may invest.

      The Insured Long-Term Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

INVESTMENT LIMITATIONS

To reduce risk, the Portfolios have adopted limits on some of their investment policies. Specifically, each Portfolio will not:

- Invest more than 25% of its assets in the securities of a single issuer, except the U.S. government and cash reserves.
- Invest more than 50% of its assets in bonds that make up more than 5% of the Portfolio's total assets.
- Borrow money, except for the purpose of meeting shareholder requests to redeem shares, and not in amounts to exceed 10% of the Portfolio's net assets.

      The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of a Portfolio's shareholders.


INVESTMENT PERFORMANCE

The Portfolios of Vanguard Pennsylvania Tax-Free Fund invest in bonds with a variety of maturities from a variety of issuers in Pennsylvania, so their performance will differ depending on the performance of specific bond market segments. Historically, changes

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a portfolio's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either income dividends or capital gains distributions. Income dividends come from interest the portfolio earns from its money market and bond investments. Capital gains are realized whenever the portfolio sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the portfolio held the securities for less than or more than one year.

in interest rates have been--and remain--the strongest influence on bond market performance.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                               1 YEAR           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Pennsylvania Money
   Market Portfolio              3.4%             3.0%             4.1%*
Lipper Pennsylvania
   Tax-Exempt Money
   Market                        3.1              2.8              3.9*
Pennsylvania Insured
   Long-Term Portfolio           5.8%             8.2%             7.8%
Lipper Pennsylvania
   Tax-Exempt Municipal
   Bond Average                  5.1              7.4              7.3
--------------------------------------------------------------------------------

*Since inception (6/13/88).

      The results shown represent the Portfolios' "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information for each Portfolio's unmanaged benchmark index.

SHARE PRICE

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:

                             TOTAL ASSETS   -   LIABILITIES
      NET ASSET VALUE   =  ----------------------------------
                              NUMBER OF SHARES OUTSTANDING

      The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

      The Insured Long-Term Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolio's name, but the most common is PAIns. The Money Market Portfolio is listed, along with other money market funds, separately from other mutual funds; its abbreviation is VangPA. The Money Market Portfolio's share price is expected--although not guaranteed--to remain at a constant $1.00.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Portfolios' dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest and dividends as dividend distributions. These dividend distributions are expected to be free from federal, Pennsylvania personal, and (to the extent relevant) municipal income taxes. Any capital gains realized from the sale of securities are distributed annually in December. Your distributions of income and capital gains are automatically invested in more shares of the Portfolio unless you elect to receive the distributions in cash. In either case, distributions of capital gains (but not dividends) that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distributions and send you a statement each year showing the tax status of all your distributions.

- The short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Portfolios.
- If you sell or exchange shares of a Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Distributions of capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in either of the Portfolios.

THE FUND AND VANGUARD

Vanguard Pennsylvania Tax-Free Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

                                PLAIN TALK ABOUT
                             "BUYING A CAPITAL GAIN"

It is not to your advantage to buy shares of a portfolio shortly before it makes a capital gains distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the Portfolio pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you would owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain" check the Portfolio's distribution schedule before you invest.

                                PLAIN TALK ABOUT
                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER


Vanguard Fixed Income Group currently manages more than $78 billion in assets and provides investment advisory services on an at-cost basis to more than 40 Vanguard Portfolios.


      The managers responsible for the Fund are:

      IAN A. MACKINNON, Senior Vice President of Vanguard; fixed-income investment adviser since 1974, primarily responsible for Vanguard's internal fixed-income policy and strategy since 1980; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.


      PAMELA WISEHAUPT TYNAN, Principal of Vanguard; Money Market Portfolio manager since 1996; 14 years investment experience; B.S. from Temple University.


      DANINE MUELLER, Principal of Vanguard; Insured Long-Term Portfolio manager since 1996; 11 years investment experience; B.S. from Villanova University.

      A list of the Fund's trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to the Portfolios of Vanguard Pennsylvania Tax-Free Fund on an at-cost basis, subject to the control of the officers and trustees of the Fund.

      The Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expense.

GENERAL INFORMATION


Vanguard Pennsylvania Tax-Free Fund is a Pennsylvania business trust. Shareholders of the Fund have rights and privileges similar to those enjoyed by corporate shareholders. If any matters are to be voted on by shareholders
(such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a trustee) if the holders of at least 10% of a Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer you as a shareholder of one of the Portfolios of Vanguard Pennsylvania Tax-Free Fund. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES    Vanguard offers many services that make it
                                 convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS            Automatically set up for each portfolio unless
(SALES AND EXCHANGES)            you notify us otherwise.

CHECKWRITING                     Method for drawing money from your account by
                                 writing a check for $250 or more.

VANGUARD DIRECT DEPOSIT          Automatic method for depositing your paycheck
SERVICE                          or U.S. government payment (including Social
[BOOK]                           Security and government pension checks) into
                                 your account.


VANGUARD AUTOMATIC EXCHANGE      Automatic method for moving a fixed amount of
SERVICE                          money from one Vanguard fund account to
[BOOK]                           another.*

VANGUARD FUND EXPRESS            Electronic method for buying or selling shares.
[BOOK]                           You can transfer money between your Vanguard
                                 fund account and an account at your bank,
                                 savings and loan, or credit union on a
                                 systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS        Electronic method for transferring dividend
[BOOK]                           and/or capital gains distributions directly
                                 from your Vanguard fund account to your bank,
                                 savings and loan, or credit union account, or
                                 to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES      A cost-effective way to trade stocks, bonds,
(VBS)                            and options on major exchanges, Nasdaq, and
[BOOK]                           other domestic over-the-counter markets at
                                 reduced rates, and to buy and sell shares of
                                 non-Vanguard mutual funds. Call VBS
                                 (1-800-992-8327) for additional information and
                                 the appropriate forms.

*Can be used to "dollar-cost average" [BOOK].


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 - TELE-ACCOUNT 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of accounts.

FOR ONE OR MORE PEOPLE

To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.

FOR A MINOR CHILD
[BOOK]

To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age of majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS
[BOOK]

To invest assets held in an existing trust. $3,000 minimum initial investment.

FOR AN ORGANIZATION

To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT

Dividends and capital gains are automatically reinvested in additional shares of the Portfolio unless you request a different distribution method.

DIVIDENDS IN CASH

Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS IN CASH

Both dividends and capital gains are paid by check and mailed to your account's address of record.


To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 - TELE-ACCOUNT 1-800-662-6273

BUYING SHARES



If we receive your check (or electronic transfer) before 4 p.m. Eastern time on a regular business day, your investment in the Insured Long-Term Portfolio will be converted to Federal funds and credited to your account at that day's closing price, the next-determined net asset value. You will begin earning dividends on your investment the following calendar day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use Federal funds to pay for the securities they buy.)



   Your investment in the Money Market Portfolio will also be converted to Federal funds and credited to your account; however, the conversion to Federal funds for Money Market Portfolio investments takes one business day. Because of this conversion period, your Money Market Portfolio account will be credited on the business day following the day we receive your check. You will begin earning dividends on your investment on the next calendar day. For example, if we receive your check before 4 p.m. on a Thursday, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.


   Each of the Fund's Portfolios is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                   OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                 $3,000 (regular account); $1,000   $100 by mail or exchange; $1,000
                                   (custodial accounts for minors).   by wire.

BY MAIL                            Complete and sign the              Mail your check with an Invest-
[ENVELOPE]                         application form.                  By-Mail form detached from
                                                                      your confirmation statement to
FIRST-CLASS mail to:                                                  the address listed on the form.
The Vanguard Group
P.O. Box 2600                      Make your check payable to:        Make your check payable to:
Valley Forge, PA 19482             The Vanguard Group-(appropriate    The Vanguard Group-(appropriate
                                   Portfolio number; see below)       Portfolio number; see below)
EXPRESS or REGISTERED mail to:
The Vanguard Group                 Money Market      63               Money Market      63
455 Devon Park Drive               Insured Long-Term 77               Insured Long-Term 77
Wayne, PA 19087
                                   All purchases must be made in      All purchases must be made in
                                   U.S. dollars, and checks must be   U.S. dollars, and checks must be
                                   drawn on U.S. banks.               drawn on U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 - TELE-ACCOUNT 1-800-662-6273

                             OPEN A NEW ACCOUNT                  ADD TO AN EXISTING ACCOUNT
BY TELEPHONE                 Call Vanguard Tele-Account* 24      Call Vanguard Tele-Account* 24
[PHONE]                      hours a day--or Client Services     hours a day--or Client Services
1-800-662-6273               during business hours--to           during business hours--to exchange
Vanguard Tele-Account(R)     exchange from another Vanguard      from another Vanguard fund account
1-800-662-2739               fund account with the same          with the same registration (name,
Client Services              registration (name, address,        address, taxpayer I.D., and
                             taxpayer I.D., and account type).   account type).

                                                                 Use Vanguard Fund Express (see
                                                                 "Services and Account Features")
                                                                 to transfer assets from your bank
                                                                 account. Call Client Services
                                                                 before your first use to verify that
                                                                 this option is in place.

                             *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.


FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through an exchange from another Vanguard fund by 4 p.m. Eastern time, your investment does not have to be converted to federal funds; you begin earning dividends the next calendar day.


IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                      Call Client Services to arrange your   Call Client Services to arrange your
[WIRE]                       wire transaction.                      wire transaction.
Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No 0141-1274
[Temporary Account Number]
Vanguard Pennsylvania
Tax-Free Fund
[Portfolio Name]
[Account Registration]
Attention: Vanguard

FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

AUTOMATICALLY                      --             Vanguard offers a variety of ways
[CYCLE]                                           that you can add to your account
                                                  automatically. See "Services and
                                                  Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 - TELE-ACCOUNT 1-800-662-6273

         It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of Portfolio shares could result in a taxable gain or a loss. However, because the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, you will not incur a taxable gain or loss when you sell or exchange shares of this Portfolio.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

         To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

          -  Portfolio name.
          -  10-digit account number.
          -  Name and address exactly as registered on that account.
          - Social Security or Employer Identification number as registered on that account.

         If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

         If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.


         One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services). Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.


         When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives your request in good order.

Good order means that the request includes:

check mark  Portfolio name and account number.
check mark  Amount of the transaction (in dollars or shares).
check mark Signatures of all owners exactly as registered on the account. check mark Signature guarantees (if required).
check mark  Any supporting legal documentation that may be required.
check mark  Any certificates you are holding for the account.

         Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day.

         The Portfolios reserve the right to close any account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee if your account balance falls


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 - TELE-ACCOUNT 1-800-662-6273
below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

         Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from each Portfolio (except the Money Market Portfolio) during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on a Portfolio or a series of movements between Vanguard funds.

         Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES        INSTRUCTIONS
BY TELEPHONE                        Call Vanguard Tele-Account* 24 hours a day -- or Client
[TELEPHONE RECEIVER]                Services during business hours -- to sell or exchange shares.
1-800-662-6273                      You can exchange shares from either Portfolio to open an
Vanguard Tele-Account               account in another Vanguard fund or to add to an existing
1-800-662-2739                      Vanguard fund account with an identical registration.
Client Services

                                    *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

BY MAIL                             Send a letter of instruction signed by all registered account holders.
[ENVELOPE]                          Include the portfolio name and account number and (if you
FIRST-CLASS mail to:                are selling) a dollar amount or number of shares OR (if you are
The Vanguard Group                  exchanging) the name of the portfolio you want to exchange
Vanguard Pennsylvania               into and a dollar amount or number of shares.
Tax-Free Fund
P.O. Box 1120
Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:
The Vanguard Group
Vanguard Pennsylvania
Tax-Free Fund
455 Devon Park Drive
Wayne, PA 19087

BY CHECK                            You can sell shares by writing a check for $250 or more.
[CHECK GRAPHIC]


Investor Information 1-800-662-7447   -   Client Services 1-800-662-2739   -
Tele-Account 1-800-662-6273

AUTOMATICALLY                  Vanguard offers several ways to sell or exchange
[GRAPHIC OF ARROWS             shares automatically (see "Services and Account
 IN A CIRCLE]                  Features"). Call Investor Information for the
                               appropriate booklet and application if you did not elect a feature when you opened your account.

         It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt a Portfolio's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.

         In addition, you will receive financial reports about each Portfolio twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison with its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT         Sent each time you buy, sell, or exchange shares;
                               confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY              Mailed quarterly; shows the market value of your
                               account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS         Mailed in January and July for each Portfolio.

TAX STATEMENTS                 Generally mailed in January; report previous
                               year's taxable distributions and proceeds from the sale of Portfolio shares.

AVERAGE COST STATEMENT         Issued quarterly (accompanies your Portfolio
[BOOK]                         Summary); shows the average cost of shares that
                               you redeemed during the calendar year, using the average cost single category method.


Investor Information 1-800-662-7447   -   Client Services 1-800-662-2739   -
Tele-Account 1-800-662-6273

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT            Toll-free access to Vanguard fund and account
                                 information -- as well as some
                                 transactions -- through any TouchTone(TM)
1-800-662-6273                   telephone. Tele-Account provides total return,
Any time, seven days a week,     share price, price change, and yield quotations
from anywhere in the continental for all Vanguard funds; gives your account
United States and Canada.        balances and history (e.g., last transaction,
[BOOK]                           latest dividend distribution, redemptions by
                                 check during the last three months); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

Vanguard on the                  Use your personal computer to visit Vanguard's
World Wide Web                   education-oriented website, which provides
http://www.vanguard.com          timely news and information about Vanguard
                                 funds and services; an on-line "university" that offers a variety of mutual fund classes;
                                 and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

VANGUARD ONLINE(sm)              Use your personal computer to learn more about
KEYWORD: Vanguard                Vanguard funds and services; keep in touch
                                 with your Vanguard accounts; map out a
                                 long-term investment strategy; and ask
                                 questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call 1-800-238-6336.


Investor Information 1-800-662-7447   -   Client Services 1-800-662-2739   -
Tele-Account 1-800-662-6273

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Pennsylvania Tax-Free Fund, including their investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

         It is important that you understand these facts so that you can decide whether an investment in a Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

            / /     Each Portfolio's objective? (page 6)

            / /     Each Portfolio's investment strategies? (page 7)

            / /     Who should invest in each Portfolio? (page 6)

            / /     The risks associated with each Portfolio? (pages 5 - 10)

            / /     Whether each Portfolio is federally insured?
                    (inside front cover)

            / /     Each Portfolio's expenses? (page 3)

            / /     The background of the Portfolios' investment managers?
                    (page 14)

            / /     How to open an account? (page 17)

            / /     How to sell or exchange shares? (page 19)

            / /     How often you'll receive statements and financial reports?
                   (page 21)

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or both of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
     1.  Less than a year
     2.  1-2 years
     3.  3-4 years
     4.  5-9 years
     5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .
     1.  A very inexperienced investor
     2.  A somewhat inexperienced investor
     3.  A somewhat experienced investor
     4.  An experienced investor
     5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL ____ MONTHS OF MY TAKE-HOME PAY.
     1.  Zero
     2.  One
     3.  Two
     4.  Three
     5.  Four or more

F.     I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree

G.     OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.
     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree



                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A separate tax system designed to assure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FACE VALUE
The value of a bond at the time it was issued (that is, initially sold).

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INSURED BONDS
Bonds whose payments of both principal and interest are guaranteed. The insurance does not guarantee the value of the bonds, only that bond payments will be made in a timely fashion.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

INVESTMENT GRADE
Bonds whose credit quality is considered by independent bond-rating agencies to be among the highest.

MATURITY
The date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Dividend income from municipal bonds is generally free from federal income taxes, as well as taxes in the state in which it was issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [LOGO - VANGUARD GROUP]
                                                          Post Office Box 2600
                                                         Valley Forge, PA 19482

INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335

For information on our funds, fund services, and retirement accounts; requests for literature



CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738

For information on your account, account transactions, account statements



VANGUARD BROKERAGE
SERVICES
1-800-992-8327

For information on trading stocks, bonds, and options at reduced commissions



VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)

For 24-hour automated access to price and yield, information on your account, certain transactions


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
WORLD WIDE WEB
http://www.vanguard.com


E-mail
online@vanguard.com



                                      2-3

                                     PART B

                      VANGUARD PENNSYLVANIA TAX-FREE FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 1997

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 28, 1997. To obtain this Prospectus, please call:

                   VANGUARD'S INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Limitations....................................................................   B-1
Investment Policies.......................................................................   B-3
Pennsylvania Risk Factors.................................................................   B-6
Yield and Total Return....................................................................   B-7
Calculation of Yield......................................................................   B-7
Performance Measures......................................................................   B-8
Investment Management.....................................................................   B-9
Portfolio Transactions....................................................................  B-10
Purchase of Shares........................................................................  B-10
Redemption of Shares......................................................................  B-11
Valuation of Shares.......................................................................  B-11
Management of the Fund....................................................................  B-13
Description of Shares and Voting Rights...................................................  B-16
Financial Statements......................................................................  B-16
Appendix A -- Description of Municipal Bonds and their Ratings............................  B-17


                             INVESTMENT LIMITATIONS

     The following limitations cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")), including a majority of the shares of each Portfolio.

           1. Each Portfolio will not invest in securities other than municipal bonds, except that each Portfolio may make temporary investments in (a) notes issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper and bank certificates of deposit; (b) investment companies investing in such securities which have investment objectives consistent with those of the Portfolio to the extent permitted by the 1940 Act; and (c) any such securities or municipal bonds subject to repurchase agreements;

           2. Each Portfolio will limit the aggregate value of all issuers (except U.S. Government and cash items, as defined under Subchapter M of the Internal Revenue Code (the "Code")), each of which exceeds 5% of the Portfolio's total assets, to an aggregate amount of 50% of such assets;

           3. Each Portfolio will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Portfolio's total assets;

           4. Each Portfolio will not borrow money except for temporary or emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. The Portfolio will repay all borrowings before making additional investments. Interest paid on such borrowings will reduce income;

           5. Each Portfolio will not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Portfolio;

           6. Each Portfolio will not issue senior securities as defined in the 1940 Act;

           7. Each Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

           8. Each Portfolio will not purchase or otherwise acquire any security, if as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

           9. Each Portfolio will not purchase or sell real estate, but this shall not prevent investments in municipal bonds secured by real estate or interests therein;

          10. Each Portfolio will not make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed. In addition, although the Portfolios have no present intention to do so, each Portfolio reserves the right to lend its investment securities to qualified institutions in accordance with guidelines of the Securities and Exchange Commission;

          11. Each Portfolio will not purchase on margin or sell short, except as specified below in Investment Limitation No. 12;

          12. Each Portfolio will not purchase or retain securities of an issuer if those Trustees of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

          13. Each Portfolio will not purchase or sell commodities or commodities contracts, except that the Pennsylvania Insured Long-Term Portfolio may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of the Portfolio's assets are required as deposit on futures contracts and not more than 20% of the Portfolio's assets are invested in futures contracts and/or options transactions at any time;

          14. Each Portfolio will not invest its assets in securities of other investment companies except as they may be part of a merger, consolidation, reorganization or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act;

          15. Each Portfolio will not invest in put, call, straddle or spread options (except as described above in investment limitation No. 12) or interests in oil, gas or other mineral exploration or development programs;

          16. Each Portfolio will not purchase an industrial revenue bond if as a result of such purchase (i) more than 5% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three (3) years' operating history; or (ii) more than 20% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial development bonds. These restrictions do not apply to municipal obligations where the payment of principal and interest is the responsibility of a government or the political subdivision of a government.

     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, each Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly-owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. Additionally, the Fund may invest in when-issued securities without limitation. Please see the prospectus for a description of such securities.

                              INVESTMENT POLICIES

FUTURES CONTRACTS AND OPTIONS

     The Insured Long-Term Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with margin at prices which may range upward from less than 5% of the value of the contract being traded. The Fund expects to earn interest income on its margin deposits.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Insured Long-Term Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Insured Long-Term Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the

Portfolio's total assets. Assets committed to futures contracts or options will be held in a segregated account at the Fund's custodian bank.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Insured Long-Term Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the Portfolio.

     The Insured Long-Term Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does not involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities in other characteristics than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OTHER TYPES OF DERIVATIVES


     Each Portfolio may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be inbedded in securities. The most common imbedded derivative is the call option attached in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     The Insured Long-Term Portfolio is required for federal income tax purposes to recognize as income for each taxable year net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.


MUNICIPAL LEASE OBLIGATIONS



     Each Portfolio of the Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of the Fund's Board of Trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Fund's 15% limit on illiquid securities (10% for the Money Market Portfolio). The factors that the Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.


                           PENNSYLVANIA RISK FACTORS

     Vanguard Pennsylvania Tax-Free Fund invests primarily in the obligations of Pennsylvania state government, state agencies and various local governments, including counties, cities, townships, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and State agencies, including general obligation and revenue bonds, lease debt, and notes, compares somewhat unfavorably. During most of the last two decades, Pennsylvania's general obligation bonds have been rated just below this average by both rating agencies. Nonetheless, during this period Pennsylvania's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt.

     Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government. Tax-supported debt is only slightly above average state levels on a per capita basis and as a percent of state personal income. Over the past two decades, this debt burden has improved considerably in Pennsylvania, and debt continues to be rapidly retired, while state borrowing plans are modest.

     In the past twenty years, Pennsylvania's economy has undergone a healthy, though traumatic, transformation. Manufacturing employment has declined from 35% of total state employment in 1970 to 17.9% of total employment in 1995, only slightly above the U.S. average. Growth in service sector jobs offset the loss of manufacturing jobs, and Pennsylvania's economy is now much more closely aligned with the national economy. In the future, economic booms and busts should be milder than in the past and more closely follow national averages. The positive change in the economy has not been without costs. Growth levels in employment, population and personal income lagged behind U.S. averages in the 1980s. During this period, per capita personal income slipped to about the U.S. average. Many communities dominated by a single industry were particularly hurt, and recent growth in the state economy has bypassed much of the state outside of the immediate Philadelphia and Pittsburgh metropolitan areas. As a result, the credit quality of these areas is often marginal.

     During the 1991-1992 national economic recession, Pennsylvania fared a bit worse than the U.S. average but better than many neighboring Northeastern and Mid-Atlantic states. Led by continuing declines in manufacturing, employment decreased about 4%, or double the U.S. loss rate. Pennsylvania has subsequently experienced economic recovery in line with the U.S.

     Fiscally, Pennsylvania has historically maintained balanced budgets, a result of sound and conservative budgeting policies. During the period of economic growth in the late 1980s, operating surpluses were recorded, and a "rainy day" fund was established. The recent recession tested these policies, but the Commonwealth emerged from the recession with its finances and credit quality intact. In 1990 and 1991, as the recession worsened, budget balances were eliminated, and the state ended fiscal 1991 in a deficit position. However, a combination of expenditure restraint and broad-based tax increases enabled the state to end 1992 with a surplus. Finances are now stable and healthy.

     The risk factors in Pennsylvania's credit quality may be summarized as slow growth, an aging population, average income, and a continuing challenge to maintain balanced budgets. In addition, a number of local governments in the Commonwealth, most notably Philadelphia, face continuing fiscal stress, and are unable to address serious economic, social and healthcare problems within revenue constraints. Philadelphia's credit prospects have recently improved but remain a challenge to the credit quality of Pennsylvania.

                             YIELD AND TOTAL RETURN

     The yield of the Pennsylvania Insured Long-Term Portfolio for the 30-day period ended November 30, 1996 was +4.90%. Yield is calculated daily and premium and discounts on asset-backed securities are not amortized.

     The average annual total return of the Pennsylvania Insured Long-Term Portfolio for the one-year, five-year and ten-year period ending November 30, 1996 was +5.77%, +8.16% and +7.79%, respectively. The average total return of the Pennsylvania Money Market Portfolio for the one-year and five-year period ending November 30, 1996 and since its inception on June 13, 1988 was +3.36%, +2.99% and +4.05%, respectively. Total return is computed by determining the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                              CALCULATION OF YIELD

     The current yield of the Pennsylvania Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net assets value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Pennsylvania Money Market Portfolio for the 7-day base period ended November 30, 1996.

                                                                                MONEY MARKET PORTFOLIO
                                                                                ----------------------
                                                                                       11/30/96
                                                                                ----------------------
Value of account at beginning of period......................................          $1.00000
Value of same account at end of period*......................................           1.00066
                                                                                      ---------
Net Change in account value..................................................          $ .00066
Annualized Current Net Yield
  (Net Change X 365/7 / average net asset value..............................              3.43%
Effective Yield
  [(Net Change) + 1] 365/7 -1................................................              3.50%
Average Weighted Maturity of Investments.....................................           43 days

---------------
* Exclusive of any capital changes.

     The Pennsylvania Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00. The yield of the Portfolio will fluctuate. Although the Money Market Portfolio invests in high-quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government. The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the instruments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Portfolio are excluded from this coverage. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles, however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     The Fund may use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issuers rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index.)

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa -- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB -- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB -- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB -- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus of portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (The fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             INVESTMENT MANAGEMENT

     The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly-owned by the Fund and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Fund.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

     A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for each of the Fund's Portfolios is set forth under the heading "Financial Highlights" in the prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.


                             PORTFOLIO TRANSACTIONS



HOW TRANSACTIONS ARE EFFECTED


     The types of securities in which the Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended November 30, 1994, 1995 and 1996, the Portfolios did not pay any brokerage commissions.

HOW BROKERS AND DEALERS ARE SELECTED

     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

HOW THE REASONABLENESS OF BROKERAGE COMMISSION IS EVALUATED

     As previously explained, the types of securities that the Portfolios purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments under circumstances where certain economies, can be achieved in sales of the Fund's shares.

     STOCK CERTIFICATES. Your purchase will be made in full and fractional shares of the Fund calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates and saves the Fund the cost of issuing certificates. Share certificates for the Pennsylvania Insured Long-Term Portfolio are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares or shares of the Pennsylvania Money Market Portfolio.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     No charge is made by the Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

     SIGNATURE GUARANTEES. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNERS; AND (2) SHARE TRANSFER REQUESTS.

     A signature guarantee may be obtained from banks, brokers and any other guarantor institution that Vanguard deems acceptable.

     The signature guarantees must appear either: (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     The valuation of shares of the Pennsylvania Insured Long-Term Portfolio is described in detail in the Prospectus.

     PENNSYLVANIA MONEY MARKET PORTFOLIO. The net asset value per share of the Pennsylvania Money Market Portfolio is determined on each day that the New York Stock Exchange is open.

     It is the policy of the Pennsylvania Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. Although the Pennsylvania Money Market Portfolio invests in high-quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government. The instruments held by the Pennsylvania Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at-cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost of the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Pennsylvania Money Market Portfolio's instruments based upon their amortized cost and the commitment to maintain the Portfolio's per share net asset value of $1.00 is permitted by Rule 2a-7 under the Investment Company Act of 1940 pursuant to which the Fund must adhere to certain conditions. Accordingly, the Fund has agreed to maintain a dollar-weighted average portfolio maturity for the Pennsylvania Money Market Portfolio of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less only, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.

     It is a fundamental objective of management to maintain the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. The Trustees have established procedures designed to achieve this objective. Such procedures will include a review of the Portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

     The Fund's Officers manage its day-to-day operations and are responsible to the Fund's Trustees. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years is set forth below. As of November 30, 1996, the Trustees owned less than 1% of the Fund's outstanding shares. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Trustee*
     President, Chief Executive Officer and Director of the Fund, The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Trustee
     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, Trustee
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Trustee
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co. and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Trustee
     Retired Chairman of Nabisco Brands Inc. retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Trustee
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------
* Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     Vanguard Pennsylvania Tax-Free Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds, including the Vanguard Pennsylvania Tax-Free Fund.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Funds' expenses, Vanguard also provides certain administrative services to other organizations.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds in 1992. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1996 Vanguard Pennsylvania Tax-Free Fund had contributed capital of $276,000 to Vanguard representing 1.4% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1996, the Funds share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $4,264,000.

     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Trustees (Directors) and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended November 30, 1996 the Fund paid approximately $699,000 of the Group's distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to the Fund; Vanguard Municipal Bond Fund; Vanguard Money Market Reserves; Vanguard Admiral Funds; the several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Institutional Index Fund; Vanguard Bond Index Fund; Vanguard REIT Index Portfolio; the Vanguard California Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Balanced Index Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Vanguard Tax-Managed Fund; the Aggressive Growth Portfolio of Vanguard Horizon Fund; the Total International Portfolio of Vanguard STAR Fund; several Portfolios of Vanguard Variable Insurance Fund; a portion of Vanguard/Windsor II; a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1994, 1995 and 1996 the Fund paid approximately $281,000, $339,000, and $357,000 of Vanguard's investment advisory expenses.

     REMUNERATION OF TRUSTEES AND OFFICERS. The Fund pays each Trustee, who is not also an officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended November 30, 1996 the Fund paid $7,000 in Trustees' expenses. The Fund's officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of officers' and employees' salaries and retirement benefits. During the year ended November 30, 1996, the Fund's proportionate share of remuneration paid to all officers of the Fund, as a group, was approximately $91,765.

     Trustees who are not officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment Company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all eligible officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all officers of the Fund, as a group, during the 1996 fiscal year was approximately $2,100.

     The following table provides detailed information with respect to the amounts paid or accrued for the Trustees for the fiscal year ended November 30, 1996.

                      VANGUARD PENNSYLVANIA TAX-FREE FUND
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
     NAMES OF TRUSTEES          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT       PAID TO TRUSTEES(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                      --                   --                      --                      --
John J. Brennan(1)                    --                   --                      --                      --
Barbara Barnes Hauptfuhrer        $1,014                $ 163                 $15,000                 $65,000
Robert E. Cawthorn                $1,014                $ 136                 $13,000                 $65,000
Burton G. Malkiel                 $1,014                $ 109                 $15,000                 $65,000
Alfred M. Rankin, Jr.             $1,014                $  86                 $15,000                 $65,000
John C. Sawhill                   $1,014                $ 102                 $15,000                 $65,000
James O. Welch, Jr.               $1,014                $ 126                 $15,000                 $65,000
J. Lawrence Wilson                $1,014                $  91                 $15,000                 $65,000

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(1)As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(2)The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel).

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Pennsylvania business trust on January 15, 1986.

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Fund is offering shares of two Portfolios.

     The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Fund will continue without limitation of time, provided, however that:

     1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund.

     2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money to the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

     Upon completion of the distribution of the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Pennsylvania law, shareholders of such a Trust may under certain circumstances, be held personally liable as partners for the obligations of the Fund. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended November 30, 1996, including the financial highlights for each of the five years in the period ended November 30, 1996, appearing in the Vanguard Pennsylvania Tax-Free Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is available upon request.

         APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

     MUNICIPAL BONDS -- GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities, not-for-profit corporations, and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ of SP-1 by Standard & Poor's Corp. or MIG1 or MIG2 by Moody's Investors Service), project notes, demand notes and tax-exempt commercial papers (rated A-1 by Standard & Poor's Corp. or P-1 by Moody's Investors Service, Inc.). The Fund may invest in unrated notes of issuers considered by the Board of Trustees to be of credit quality comparable to that required for rated notes.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest normally are payable on not more than one year's notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

     The yields of Municipal Bonds depend on, among other things, general money market conditions conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

     Municipal Bonds are sometimes purchased on a "when issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "Risk Factors" on page B-6.)

     RATINGS. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings; Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa- rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds";
A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating. Prime-1
("P-1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Excerpts from Standard & Poor's Corporation's Municipal Bond ratings:
AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions;
BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category;
BB -- B -- CCC -- CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D -- in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest;
SP-1 -- strong capacity to pay principal and interest.

     Description of S&P's highest commercial papers ratings: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.